SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 25, 2004

                                       CW

                                  (Depositor)

   (Issuer in respect of Mortgage Pass-Through Certificates, Series 2004-11)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pursuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    Section 9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 25, 2004


                                       CW


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated December 25, 2004


                             Payment Date: 12/25/04


          ------------------------------------------------------------
                             Countrywide Home Loans
               Mortgage Pass-Through Certificates, Series 2004-11
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1        64,928,187.76    3.233469%       955,856.47    174,952.73    1,130,809.20       0.00       0.00
                        2A1       261,239,095.39    3.987842%     2,451,707.85    868,150.17    3,319,858.02       0.00       0.00
                        3A1        70,338,169.29    4.874455%        54,170.81    285,716.87      339,887.68       0.00       0.00
                        3A2         4,924,712.28    4.874455%         3,792.76     20,004.41       23,797.17       0.00       0.00
Residual                AR                  0.00    3.233469%             0.00          0.18            0.18       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M           5,631,987.56    4.017078%         3,048.05     18,853.45       21,901.50       0.00       0.00
                        B1          3,897,534.76    4.017078%         2,109.36     13,047.25       15,156.61       0.00       0.00
                        B2          2,811,009.72    4.017078%         1,521.33      9,410.04       10,931.37       0.00       0.00
                        B3          2,163,081.95    4.017078%         1,170.67      7,241.06        8,411.73       0.00       0.00
                        B4            867,226.40    4.017078%           469.35      2,903.10        3,372.44       0.00       0.00
                        B5            652,717.02    4.017078%           353.25      2,185.01        2,538.27       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        417,453,722.13     -            3,474,199.90  1,402,464.27    4,876,664.17     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1        63,972,331.29              0.00
                                2A1       258,787,387.54              0.00
                                3A1        70,283,998.48              0.00
                                3A2         4,920,919.52              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M           5,628,939.51              0.00
                                B1          3,895,425.39              0.00
                                B2          2,809,488.39              0.00
                                B3          2,161,911.28              0.00
                                B4            866,757.06              0.00
                                B5            652,363.76              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        413,979,522.23     -
--------------------------------------------------------------------------------

                             Payment Date: 12/25/04


          ------------------------------------------------------------
                             Countrywide Home Loans
               Mortgage Pass-Through Certificates, Series 2004-11
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1    64,928,187.76     3.233469% 12669FA78    13.106492      2.398913    877.174431
                           2A1   261,239,095.39     3.987842% 12669FA86     9.098765      3.221874    960.410412
                           3A1    70,338,169.29     4.874455% 12669FA94     0.763130      4.025032    990.124653
                           3A2     4,924,712.28     4.874455% 12669FE66     0.763130      4.025032    990.124653
Residual                   AR              0.00     3.233469% 12669FB28     0.000000      1.849333      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M       5,631,987.56     4.017078% 12669FB36     0.539479      3.336893    996.272479
                           B1      3,897,534.76     4.017078% 12669FB44     0.539479      3.336893    996.272479
                           B2      2,811,009.72     4.017078% 12669FB51     0.539479      3.336893    996.272479
                           B3      2,163,081.95     4.017078% 12669FD83     0.539479      3.336893    996.272479
                           B4        867,226.40     4.017078% 12669FD91     0.539479      3.336893    996.272479
                           B5        652,717.02     4.017078% 12669FE25     0.539479      3.336893    996.272479
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     417,453,722.13       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                             Countrywide Home Loans
               Mortgage Pass-Through Certificates, Series 2004-11
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

Prin balance        66,768,286.99   269,099,480.48    78,111,754.76
Loan count                    132              517              139
Avg loan rate           3.997449%        4.735404%        5.133455%
Prepay amount          926,003.93     2,304,609.93        17,177.19

                          Total
                          -----
Prin balance       413,979,522.23
Loan count                    788
Avg loan rate                4.69
Prepay amount        3,247,791.05

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

Master serv fees        42,273.81       164,144.87        16,285.69
Sub servicer fees          281.04           113.58             0.00
Trustee fees               507.94         2,036.68           586.28


Agg advances                  N/A              N/A              N/A
Adv this period          3,988.00        12,845.82         4,911.46

                          Total
                          -----
Master serv fees       222,704.37
Sub servicer fees          394.62
Trustee fees             3,130.90


Agg advances                  N/A
Adv this period         21,745.28

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

                          Total
                          -----
Realized losses              0.00
Cumulative losses            0.00

Coverage Amounts
----------------
Bankruptcy              21,904.73        81,306.45        23,162.81
Fraud                  752,982.68     2,794,936.84       796,229.47
Special Hazard       3,314,783.70             0.00             0.00

                          Total
                          -----
Bankruptcy             126,373.99
Fraud                4,344,148.99
Special Hazard       3,314,783.70


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           96.163594%           100.000000%            401,430,164.72
   -----------------------------------------------------------------------------
   Junior            3.836406%             0.000000%             16,014,885.39
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                          10                 5,143,582.64
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                10                 5,143,582.64
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            4,876,664.17          4,876,664.17
Principal remittance amount            3,474,199.90          3,474,199.90
Interest remittance amount             1,402,464.27          1,402,464.27